                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 24, 1999


                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                       333-75295                88-0360305
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
      of Incorporation)                  Number)             Identification No.)

Attention: General Counsel
10790 Rancho Bernardo Drive
San Diego, California                                                    92127
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number,
including area code                                               (858) 676-3099


                  Advanta Conduit Receivables, Inc., as Sponsor
                 on behalf of Advanta Mortgage Loan Trust 1999-3
             (Exact name of registrant as specified in its charter)

            Nevada                   333-75295-01                 88-0360305
 (State or Other Jurisdiction      (Commission File           (I.R.S. Employer
       of Incorporation)               Number)               Identification No.)

          (Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

                  Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $1,699,051,007.20 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-75295) (the "Registration Statement").

                  Pursuant to the Registration Statement, the Sponsor formed Advanta Mortgage Loan Trust 1999-3 (the "Trust") which issued approximately $525,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates (the "Certificates"), on August 24, 1999 (the "Closing Date").

                  This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "P&S Agreement") attached hereto as Exhibit 4.1, dated as of August 24, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  The primary assets of the Trust are pool of closed-end mortgage loans ("Mortgage Loans"), used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan, secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated August 10, 1999, the Preliminary Prospectus Supplement dated August 13, 1999 filed pursuant to Rule 424(b)(3) of the Act with the Commission and the Prospectus Supplement dated August 17, 1999 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable
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(c)   Exhibits:

                  1.1 Underwriting Agreement, dated August 17, 1999, between the Sponsor and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

                  4.1 Pooling and Servicing Agreement, dated August 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

                  4.2 Certificate Insurance Policy, dated August 24, 1999, and issued and delivered by Ambac Assurance Corporation.

                  4.3 Conveyance Agreement, dated August 24, 1999, among Advanta National Bank, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. Northeast, Advanta Finance Corp., Advanta Bank Corp., Advanta Mortgage Corp. USA and Advanta Mortgage Conduit Services, Inc. (collectively, the "Affiliated Originators"), the Sponsor, and Bankers Trust Company of California, N.A., as Trustee.

                  4.4 Mortgage Loan Transfer Agreement, dated August 1, 1999, among the Affiliated Originators, the Sponsor and Bankers Trust Company of California, N.A., as Trustee.

                  5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of August 24, 1999.*

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of August 24, 1999.*

                  10.1 Indemnification Agreement, dated August 17, 1999, among Bear, Stearns & Co. Inc., Salomon Smith Barney, Inc. and Prudential Securities Incorporated, as Underwriters (the "Underwriters") and Ambac Assurance Corporation, as Certificate Insurer.

                  10.2 Guaranty, dated August 24, 1999, to Ambac Assurance Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

                  10.3 Guaranty, dated August 24, 1999, to Ambac Assurance Corporation and Advanta Mortgage Loan Trust 1999-3 issued by Advanta Mortgage Holding Company.

                  23.1 Consent of KPMG Inc. regarding financial statements of Ambac Assurance Corporation, and their report.*

                  * Previously filed on Form 8-K filed with the Securities and Exchange Commission.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ADVANTA CONDUIT RECEIVABLES, INC.




                                          By: /s/   Michael Coco
                                              -----------------------------
                                              Name:   Michael Coco
                                              Title:  Vice President



                                       ADVANTA CONDUIT RECEIVABLES, INC.,
                                       as Sponsor on behalf of Advanta Mortgage
                                       Loan Trust 1999-3

                                       By: /s/   Michael Coco
                                              -----------------------------
                                              Name:   Michael Coco
                                              Title:  Vice President


Dated:  August 24, 1999

                                  EXHIBIT INDEX

   Exhibit No.    Description

         1.1 Underwriting Agreement, dated August 17, 1999, between the Sponsor and Bear, Stearns & Co. Inc., as Representative of the Underwriters.

         4.1 Pooling and Servicing Agreement, dated August 1, 1999, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

         4.2 Certificate Insurance Policy, dated August 24, 1999, and issued and delivered by Ambac Assurance Corporation.

         4.3 Conveyance Agreement, dated August 24, 1999, among Advanta National Bank, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. Northeast, Advanta Finance Corp., Advanta Bank Corp., Advanta Mortgage Corp. USA and Advanta Mortgage Conduit Services, Inc. (collectively, the "Affiliated Originators"), the Sponsor, and Bankers Trust Company of California, N.A., as Trustee.

         4.4 Mortgage Loan Transfer Agreement, dated August 1, 1999, among the Affiliated Originators, the Sponsor and Bankers Trust Company of California, N.A., as Trustee.

         5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of August 24, 1999.*

         8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of August 24, 1999.*

         10.1 Indemnification Agreement, dated August 17, 1999, among Bear, Stearns & Co. Inc., Salomon Smith Barney, Inc. and Prudential Securities Incorporated, as Underwriters (the "Underwriters") and Ambac Assurance Corporation, as Certificate Insurer.

         10.2 Guaranty, dated August 24, 1999, to Ambac Assurance Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

         10.3 Guaranty, dated August 24, 1999, to Ambac Assurance Corporation and Advanta Mortgage Loan Trust 1999-3 issued by Advanta Mortgage Holding Company.

         23.1 Consent of KPMG Inc. regarding financial statements of Ambac Assurance Corporation, and their report.*

                  * Previously filed on Form 8-K filed with the Securities and Exchange Commission.